SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

             FOR ANNUAL MEETING FOR FISCAL YEAR ENDED MARCH 31, 1999


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

   [ ] Preliminary Proxy Statement

   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

   [X] Definitive Proxy Statement

   [ ] Definitive Additional Materials

   [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                  ASTREX, INC.
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

         4) Proposed maximum aggregate value of transaction: __________________.


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No:
         3) Filing Party:
         4) Date Filed:

                                                               November 12, 1999


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. for the fiscal year ended March 31, 1999 on Tuesday, December 14, 1999 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

      The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please mark, sign, date and return your proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

      Thank you for your continued interest and cooperation.


                                Very truly yours,


             /s/ JOHN C. LORING                    /s/ MICHAEL MCGUIRE
                 JOHN C. LORING                        MICHAEL MCGUIRE
                 Chairman of the                       President and
                 Board of Directors                    Chief Executive Officer

                                  ASTREX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") for the fiscal year ended March 31, 1999 will be held on Tuesday, December 14, 1999 at 11:00 a.m. EST at the offices of the Company, 205 Express Street, Plainview, New York 11803 for the following purposes:

      (1)   to elect two directors, and

      (2) to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

      The holders of record of Common Stock at 5:00 p.m. EST November 8, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock as of 5:00 p.m. November 8, 1999 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after November 11, 1999 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.

                                    By Order of the Board of Directors


                                      /s/ LORI A. SARNATARO
                                          LORI A. SARNATARO
                                              Secretary

Dated:  November 12, 1999

                                    IMPORTANT

You are cordially invited to attend the Annual Meeting in person. Even if you plan to be present, please mark, sign, date, and return the enclosed proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may vote either in person or by your proxy.

                                  ASTREX, INC.

                                 PROXY STATEMENT
       FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 14, 1999

General Information

      This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders for the fiscal year ended March 31, 1999 to be held on Tuesday, December 14, 1999 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street, Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

      At 5:00 p.m. EST on November 8, 1999 (the "record date") there were outstanding and entitled to vote 5,629,277 shares of the Company's $0.01 par value common stock (the "Common Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share.

      A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 1999 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 1999 has been or is being furnished (together with a copy of the Company's Form 10-QSB Quarterly Report for the second quarter ended September 30, 1999) with the proxy materials, which are being mailed on or about November 12, 1999 to the holders of record of Common Stock on the record date.

Voting and Proxy Procedures

      Properly executed proxies received in time for the meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the persons named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

      If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

      The holders of a majority of the total shares of Common Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the

Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

      Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

      The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                            OWNERSHIP OF COMMON STOCK

      The following table sets forth the number and percentage of shares of the Company's Common Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

Beneficial Holders Of More Than 5% Of Common Stock

======================================================================================================
Name and Address of Beneficial Owners                             Amount and Nature of     Percentage(1)
                                                                  Beneficial Ownership       Of Class
------------------------------------------------------------------------------------------------------
Howard Amster(2)                                                        1,209,311(2)           21.48%
205 Express Street
Plainview, New York  11803
------------------------------------------------------------------------------------------------------
William Costaras                                                          336,184               5.97%
22674 Halburton Road
Beachwood, Ohio 44122
------------------------------------------------------------------------------------------------------
FMR, Corp. (3)                                                            565,723(3)           10.05%
82 Devonshire Street
Boston, Massachusetts  02109
------------------------------------------------------------------------------------------------------
Herzog, Heine, Geduld, Inc.                                               606,004              10.76%
26 Broadway
New York, New York 10004
------------------------------------------------------------------------------------------------------
John C. Loring(4)                                                       2,180,263(4)           38.73%
205 Express Street
Plainview, New York  11803
======================================================================================================

Officer and Director Holdings Of Common Stock

======================================================================================================
Name and Address of Beneficial Owners                             Amount and Nature of     Percentage(1)
                                                                  Beneficial Ownership       Of Class
------------------------------------------------------------------------------------------------------
Howard Amster(2)                                                        1,209,311(2)           21.48%
------------------------------------------------------------------------------------------------------
John C. Loring(4)                                                       2,180,263(4)           38.73%
------------------------------------------------------------------------------------------------------
Michael McGuire(5)                                                        242,975(5)            4.32%
------------------------------------------------------------------------------------------------------
Mark Schindler                                                              1,449                  *
------------------------------------------------------------------------------------------------------
David S. Zlatin                                                            10,262                  *
------------------------------------------------------------------------------------------------------
Wayne Miller                                                               44,000                  *
------------------------------------------------------------------------------------------------------
All Other Officers                                                         35,000                  *
------------------------------------------------------------------------------------------------------
All Officers and Directors as a group (9 persons)                       3,723,260              66.14%
======================================================================================================

*     Less than 1%.
(1)   Based on 5,629,277 shares outstanding.
(2) Includes 73,886 shares owned by his spouse, the beneficial ownership of which he disclaims.
(3) 565,723 shares are beneficially owned by Fidelity Equity Income Fund, its wholly owned subsidiary.
(4) Includes 271,970 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.
(5) Includes 90,537 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Pursuant to the Company's by-laws as amended at the previous annual meeting Class III directors, a class consisting of two directors (presently Howard Amster and John C. Loring), are to be elected to a term of three years at this annual meeting.

      The Board of Directors has nominated Howard Amster and John C. Loring to continue as the Company's Class III Directors and it is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

      Management of the Company does not contemplate that the nominee will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

      The enclosed form of proxy provides a means to vote for the nominee listed therein or to withhold authority to vote for such nominee. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominee listed therein or for other nominees as provided above.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The following table sets forth for current officers and directors and the nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director or officer of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors for Classes I, II, & III are for three years respectively and for all directors elected at this annual meeting and hereafter regardless of class, three years, or until their respective successors are elected and qualified. The terms of the classes of directors are staggered in order of roman numeral class number so that one class of directors is elected each year. The terms of officers expire at the pleasure of the Board of Directors.

Name, Age, Cal. Year First
Became a Director or Officer &
Director Class if applicable                    Principal Occupation
----------------------------                    --------------------

Howard Amster                              Private investor and registered
Director                                   representative with Everen
52 - since 1992                            Securities, Inc., Cleveland,
Class III  Director and                    Ohio. Director, Geauga Savings
nominated to continue                      Bank, a northern Ohio savings
as such                                    and loan; formerly Trustee,
                                           CleveTrust Realty Investors, a
                                           former real estate company.

John C. Loring                             Attorney and private investor,
Director and Chairman                      Chicago, Illinois. Director of
55 - since 1988                            Geauga Savings Bank, a northern
Class III Director and                     Ohio savings and loan, and
Nominated to continue                      formerly: Vice Chairman and a
as such.                                   director of GalVest, Inc., a
                                           Houston oil and gas company,
                                           director of Weatherford
                                           International, a Houston well
                                           servicing company, director of
                                           Fleet Aerospace, Inc., a Toronto
                                           manufacturer of components for
                                           the aerospace market, and
                                           director of Guardian Bankcorp.,
                                           Inc., a former Los Angeles Bank.

Michael McGuire                            Mr. Michael McGuire joined the
Director, CEO                              Company in 1969. Prior to
and President                              becoming CEO and President he
45 - since 1991                            was the Company's General
Class I Director                           Manager and Director of
                                           Operations. Mr. Michael McGuire
                                           is not related to Mr. Robert
                                           McGuire.

Robert  McGuire                            Mr. Robert McGuire joined the
Executive Vice President                   Company in 1981. Prior to
50 - since 1997                            becoming an Executive Vice
                                           President he held the position
                                           of Warehouse Manager. He has
                                           worked in the distribution
                                           industry since 1976. Mr. Robert
                                           McGuire is not related to Mr.
                                           Michael McGuire.

Wayne Miller                               Mr. Miller joined the Company in
Executive Vice President                   1996 as the Director of New
45 - since 1997                            Business Development. Prior to
                                           joining the Company Mr. Miller
                                           was Director of Sales for Summit
                                           Radio Corporation for a year and
                                           a half and prior to that time
                                           General Manager of Time
                                           Electronics, Inc., a division of
                                           Avnet, Inc., for fifteen years.
                                           He has worked in the electronics
                                           distribution industry since
                                           1975.

Lori A. Sarnataro                          Prior to joining the Company in
CFO, Executive Vice President, Treasurer   1998, Ms. Sarnataro, a Certified
and Secretary                              Public Accountant, was employed
34 - since 1998                            with Physician Computer Network,
                                           Inc. for five years as Manager
                                           of Corporate Accounting and
                                           Systems Implementation. Prior to
                                           that she was employed with KPMG
                                           Peat Marwick for five years as a
                                           Senior Accountant and Tax
                                           Specialist.

Mark Schindler                             Mr. Schindler is a self-employed
Director                                   consultant, private investor,
78 - since 1960                            and Secretary, Treasurer and
Class II Director                          Director of Madison Venture
                                           Capital II, Inc., New York, New
                                           York. Mr. Schindler founded
                                           Astrex, Inc.

Nancy Shields                              Ms. Shields joined the Company
Vice President                             in 1990. Prior to becoming Vice
42 - since 1995                            President she was the Corporate
                                           Product Manager and has worked
                                           in the electronics distribution
                                           industry since 1977.

David S. Zlatin                            Chief Operating Officer of Ramat
Director                                   Securities, Ltd., Rabbi and
48 - since 1993                            private investor.
Class II Director

      Messrs. Amster, Loring and Michael McGuire are members of the Board Executive Committee. In addition John C. Loring is Chairman and Secretary of the Company's wholly owned subsidiary AVest, Inc., and David Zlatin is President and Treasurer of AVest, Inc. They are also AVest's two directors. The directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company and Mr. Michael McGuire is its President and Chief Operating Officer and Ms. Sarnataro is its Chief Financial Officer, Treasurer and Secretary.

      The Board of Directors held six meetings during fiscal year ended March 31, 1999. Each of the directors of the Company attended each of those meetings. Other than the Executive Committee there were no active standing committees of the Board of Directors during that fiscal year. During the fiscal years ended March 31, 1999 and 1998 the board of directors meeting fee for directors who are not full time employees of the Company was $750 per meeting. Pursuant to this arrangement each of the directors, other than Mr. McGuire, received $4,500 each in fiscal year ended 1999 and $3,000 each for fiscal year ended 1998. In addition, during the fiscal year ended March 31, 1999 and 1998 (i) Mr. Loring for services as Chairman of the Board and the Executive committee received $25,000 and $29,500 respectively, (ii) Mr. Amster for his services on the Executive Committee received $29,500. In fiscal year ended March 31, 1999 Mr. Loring received an additional $15,000 for services with respect to a business acquisition and certain other matters.

                            COMPENSATION OF OFFICERS

      The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer and Executive Vice President of Sales during fiscal years ended March 31, 1999, 1998 and 1997. Other then Mr. McGuire and Mr. Miller there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company (i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to one other executive officer, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.

      In the first quarter of fiscal year 1997, the Company awarded 135,000 unregistered shares of the Company's common stock to 19 employees (including Mr. McGuire who received 15,000 shares), none of whom received more than 15,000 shares. To the extent an employee ceases to be employed by the Company prior to March 31, 2000 (other than on account of death) the shares awarded to said employee are forfeited to the Company. It is not expected that any dividends will be paid on these shares for the foreseeable future.

                           SUMMARY COMPENSATION TABLE

                                                          Annual  Compensation         Long Term Compensation
Name and Principal Position      Fiscal Year            Salary            Bonus        Restricted Stock Award
----------------------------------------------------------------------------------------------------------------
Michael McGuire                     1999               $164,577          $61,000                 --
CEO & President                 --------------------------------------------------------------------------------
                                    1998               $161,000          $57,360                 --
                                --------------------------------------------------------------------------------
                                    1997               $161,000          $57,360               $4,650(1)
----------------------------------------------------------------------------------------------------------------
Wayne Miller                        1999               $105,023            --                    --
Executive Vice President of     --------------------------------------------------------------------------------
Sales                               1998               $101,506            --                    --
----------------------------------------------------------------------------------------------------------------
                                    1997               $ 99,156            --                  $4,650(1)
----------------------------------------------------------------------------------------------------------------


(1) Mr. McGuire and Mr. Miller were each given 15,000 shares of Common stock as compensation in fiscal year 1997 with a fair market value of 31 cents per share. At March 31, 1999 the fair market value of the 30,000 shares were 28 cents per share for an aggregate fair value of $8,400.

      The Company is not aware of any persons who failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act during the fiscal year that ended March 31, 1999 or thereafter.

                              RELATED TRANSACTIONS

      In December 1997, during the fiscal year ended March 31, 1998, the Company purchased 913,586 shares of its Common Stock from Libra-Wilshire Partnership LP, a California limited Partnership ("Libra"), at twenty nine cents a share for a total purchase price of $264,940. These shares represented all of the shares of the Common Stock of the Company held by Libra and constituted approximately 17% of the outstanding shares of the Company at the time of the purchase. The transaction was initiated by Libra.

      In July 1998, during the fiscal year to end March 31, 1999, in order to fund a business acquisition the Company privately placed 1,200,000 initially (and still) unregistered shares of Astrex Common Stock with its Chairman of the Board and his family at twenty five cents a share for a total consideration of $300,000 ("Private Placement"). The business acquisition which gave rise to the Private Placement was neither known or contemplated at the time of the Libra transaction described above. At the time of the Private Placement the per share market price of Astrex Common Stock is reported to have been 11/32 bid and 7/16 asked. Prior to the Private Placement the Chairman and his family owned 980,263 shares. The subscription agreement provided among other things that in the event Astrex did not make a rights offering on similar terms to substantially all its shareholders by November 1998 (which in fact did not occur) then the Company would have an option, but not the obligation, to buy back the 1,200,000 shares during February 1999 for $318,000. (In such an eventuality and treating $18,000 of the repurchase price as 'interest', the rate on an annualized basis would have been approximately 10%). In February 1999 the Board of Directors (without the participation in any way of Mr. Loring) determined that it would not be in the best interests of the Company to exercise the Company's option for those 1,200,000 shares.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected Grant Thornton LLP as the Company's independent public accountants for the current year. Representatives of Grant Thornton LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company.

In fiscal year ended March 31, 1999 the Company's independent public accountants were changed from KPMG LLP ("KPMG") to Grant Thornton LLP. The Company had and continues to have good relations with KPMG, however in order to maintain it's audit fees closer to past levels the Company engaged Grant Thornton to perform the audit of the Company for the year ended March 31, 1999. While KPMG had indicated it intended to increase its fees if it were engaged to perform the audit of the Company for the year to end March 31, 1999 it did not resign, or in any way decline to perform that audit if requested, and it had not been dismissed by the Company. KPMG's accountant reports on the financial statements of the Company for fiscal years ended March 31, 1997 and 1998 did not contain any adverse opinions or disclaimer of opinions or modifications as to uncertainty, audit scope or accounting principles. There had been no resolved or unresolved disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to KPMG's satisfaction would have caused it to make reference to the subject in connection with its report. KPMG had not advised the Company that it had inadequate internal controls necessary to develop reliable financial statements, had not advised the Company that it was unwilling to rely on management's representations or be associated with financial statements prepared by management, and had not advised the Company that the scope of the audit should be expanded, or that information had come to its attention which might, or which upon further investigation might, materially impact the fairness or reliability of any previously issued or to be issued audit report or the underlying financial statements or preclude the issuance of an unqualified audit report.

                        PROPOSALS FOR NEXT ANNUAL MEETING

      Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year to end March 31, 2000 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 2000, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                      PROXY

                                  ASTREX, INC.

                  205 Express Street Plainview, New York 11803
          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 1999 to be held on December 14, 1999 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated November 8, 1999, as follows on the reverse side of this proxy card:


                         (To Be Signed On Reverse Side)

Please mark your
votes as in this
example.


1. Election of Directors

      Class II (for the term of three years and until a successor is elected and shall have been qualified to so serve)

      Nominees: Mr. Howard Amster and Mr. John C. Loring

      [ ] For the nominees listed above [ ] Withhold authority to vote for the nominees listed above

To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below; the Proxies shall vote for the election of any nominee not listed below.


-----------------------------------------------

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR EACH OF THE NOMINATED DIRECTORS.

         Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


SIGNATURE __________________________   DATE __________________


SIGNATURE __________________________   DATE __________________
          Signature if held jointly

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.